SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549
FORM 8-K/A

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2009

DESTINATION TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29921	65-0494581

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 North Federal Highway Fort Lauderdale, Florida	33301

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 332-6600

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment to Report 8-K, filed on January 29, 2009.

Explanatory Note:

This Form 8-K/A corrects the typographical error in Item 4.01 as to the date of the acceptance of the resignation of Patrick Rodgers CPA, PA.

Item 4.01 - Changes in Registrant's Certifying Accountant

On January 29, 2009, Destination Television, Inc. (the "Company," "we" "us" "our") accepted the resignation of Patrick Rodgers, CPA, PA as its principal independent registered public accounting firm.

Concurrent with the acceptance of the resignation of Patrick Rodgers, CPA, PA as our independent auditor, our Board of Directors engaged Michael F. Cronin, CPA as our independent registered public accounting firm to audit our financial statements for the year ending October 31, 2008.

Our Board of Directors approved the decision to change independent registered accounting firms.

We did not consult with Michael F. Cronin, CPA on any matters described in Item 304 (a)(2)(i) and Item 304 (a)(2)(ii) of Regulation S-K prior to January 29, 2009.

For the fiscal year ended October 31, 2007 and through the date of our acceptance of the resignation of Patrick Rodgers, CPA, PA (January 29, 2009), there were no disagreements with Patrick Rodgers, CPA, PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Patrick Rodgers, CPA, PA would have caused Patrick Rodgers, CPA, PA to make reference to the disagreements in connection with his reports on our financial statements for such year.

The report of Patrick Rodgers, CPA, PA on our financial statements for the fiscal year ending October 31, 2007 contained a statement indicating substantial doubt about our ability to continue as a going concern because of our ongoing losses from operations.  The audit report of Patrick Rodgers, CPA, PA on our financial statements for the fiscal year ended October 31, 2007 contains no other adverse opinion, disclaimer of opinion or modification as to  uncertainty, audit scope  or accounting principles (as described in Item 304(a)(1)(ii) of Regulation S-K).

We have provided Patrick Rodgers, CPA, PA the foregoing disclosures and have requested that he furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with such disclosures. We have received the requested letter from Patrick Rodgers, CPA, PA wherein he has confirmed his agreement with our disclosures. A copy of the letter from Patrick Rodgers, CPA, PA has been filed as an exhibit to this report.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

16.1	Letter from Patrick Rodgers, CPA, PA dated January 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION TELEVISION, INC.
/s/ Gordon Scott Venters

By: Gordon Scott Venters
President
Date : January 30, 2009